UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 9, 2013, we issued a press release announcing that in connection with a proposed amendment to our existing senior secured credit facility, we are electing to disclose preliminary financial data consisting of a range of projections for net revenue from continuing operations and Adjusted EBITDA from continuing operations for the year ending December 31, 2013. The following table presents the projections, with amounts from the fiscal year ended December 31, 2012 presented for comparative purposes (in millions):

	Fiscal Year Ending		Fiscal Year Ended
	December 31, 2013		December 31,
	Low End	High End	2012
Net Revenue
Nevada	$227.0	$232.3	$262.6
Midwest	126.5	123.5	127.9
Colorado	36.8	38.3	12.7
Total net revenue	$390.3	$394.1	$403.2

Adjusted EBITDA
Nevada	$28.9	$29.9	$32.8
Midwest	37.4	37.6	40.9
Colorado	8.5	8.8	7.7
Corporate expense and other	(11.3)	(11.4)	(10.7)
Total adjusted EBITDA	$63.5	$64.9	$70.7

The following tables reconcile projected/actual operating income from continuing operations to projected/actual Adjusted EBITDA from continuing operations (in millions):

	Fiscal Year Ending December 31, 2013 - Low End of Range
	Operating Income from Continuing Operations	Depreciation and Amortization	Share-Based Compensation	Write Downs, Reserves and Recoveries	Adjusted EBITDA
Nevada	$11.6	$14.6	$—	$2.7	$28.9
Midwest	27.4	6.9	—	3.1	37.4
Colorado	3.5	5.0	—	—	8.5
Corporate and other	(12.3)	1.0	1.5	(1.5)	(11.3)
Continuing operations	$30.2	$27.5	$1.5	$4.3	$63.5

	Fiscal Year Ending December 31, 2013 - High End of Range
	Operating Income from Continuing Operations	Depreciation and Amortization	Share-Based Compensation	Write Downs, Reserves and Recoveries	Adjusted EBITDA
Nevada	$12.6	$14.6	$—	$2.7	$29.9
Midwest	27.6	6.9	—	3.1	37.6
Colorado	3.8	5.0	—	—	8.8
Corporate and other	(12.4)	1.0	1.5	(1.5)	(11.4)
Continuing operations	$31.6	$27.5	$1.5	$4.3	$64.9

	Fiscal Year Ended December 31, 2012
	Operating Income from Continuing Operations	Depreciation and Amortization	Pre-Opening Expense	Share-Based Compensation	Write Downs, Reserves and Recoveries	Adjusted EBITDA
Nevada	$18.6	$14.2	$—	$—	$—	$32.8
Midwest	34.3	6.7	—	—	(0.1)	40.9
Colorado	5.7	2.0	—	—	—	7.7
Corporate and other	(12.9)	0.4	0.4	2.1	(0.7)	(10.7)
Continuing operations	$45.7	$23.3	$0.4	$2.1	$(0.8)	$70.7

We have attached a copy of the press release, which is incorporated herein by reference, as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	December 9, 2013	By:	/s/ Donna Lehmann
		Name:	Donna Lehmann
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued	December 9, 2013